Exhibit 99.1

Rongcheng Group Limited Announces Entering into an Agreement and Plan of Merger with GalaxyEdge Acquisition Corporation

HONG KONG AND NEW YORK – May 1, 2026 – Rongcheng Group Limited, a Cayman Islands exempted company (“Rongcheng” or the “Company”) announced today that it has entered into an Agreement and Plan of Merger (the “Agreement”) with GalaxyEdge Acquisition Corporation (NYSE: GLED, GLEDR, GLEDU) (“GalaxyEdge”), a Cayman Islands exempted company and special purpose acquisition company, Rongcheng Global Limited, a Cayman Islands exempted company and wholly owned subsidiary of GalaxyEdge (the “Purchaser”), and GLED Merger Sub Ltd., a Cayman Islands exempted company and wholly owned subsidiary of the Purchaser (the “Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of the Purchaser, and GalaxyEdge will merge with and into the Purchaser, with the Purchaser surviving as the publicly traded company (the “Proposed Transaction”).

Rongcheng is an integrated waste sorting service provider delivering end-to-end “consultation–implementation–training” solutions to enterprises and a variety of customers, including consultation, implementation support, and training solutions.

Chen Li, Director of Rongcheng, said, “The strategic transaction validates our integrated ‘consultation–implementation–training’ model and accelerates our business expansion. Becoming a public company will enhance our credibility and provide access to diversified sources of capital to scale our operations and deepen our competitive moat.”

Mr. Ping Zhang, Chairman/CEO of GalaxyEdge, said, “The merger reflects our commitment to pairing our public market platform with an operator that can execute. With Rongcheng’s end-to-end “consultation–implementation–training” service model and established customer relationships, we believe the company is positioned to capitalize on significant opportunities ahead, while our structure provides the resources and support needed to scale effectively.”

Transaction Overview

Pursuant to the Agreement, GalaxyEdge will merge with and into Purchaser, its wholly owned subsidiary, which Purchaser surviving the merger and becoming the publicly listed company, and its wholly owned subsidiary, Merger Sub, will merge with and into Rongcheng, with Rongcheng being the surviving company with the end result being Purchaser as the publicly listed company, in each case subject to the terms and conditions of the Agreement.

The Proposed Transaction implies a pre-money equity value of approximately $350 million for the Company. Additional information regarding transaction proceeds, sources and uses of funds, and pro forma ownership will be included in the registration statement and other transaction-related materials to be filed in connection with the Proposed Transaction. The parties may also cooperate in connection with any additional financing arrangements sought in connection with the Proposed Transaction.

The Proposed Transaction, which has been approved by the boards of directors of both GalaxyEdge and Rongcheng, is subject to regulatory approvals, the approvals by the shareholders of GalaxyEdge and Rongcheng, respectively, and the satisfaction of certain other customary closing conditions, including, among others, a registration statement, of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by the stock exchange of the listing application of the combined company.

The description of the Proposed Transaction contained herein is only a summary and is qualified in its entirety by reference to the Agreement relating to the Proposed Transaction. A more detailed description of the Proposed Transaction and a copy of the Agreement will be included in a Current Report on Form 8-K to be filed by GalaxyEdge with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Celine & Partners, PLLC, Ogier, and David Fong & Co serve as legal advisors to GalaxyEdge. Torres & Zheng at Law, P.C., Harney Westwood & Riegels, and Yick & Chan, Solicitors serve as legal advisors to Rongcheng.

About Rongcheng Group Limited

Rongcheng is an integrated waste sorting service provider delivering end-to-end “consultation–implementation–training” solutions. Headquartered in Hong Kong, Rongcheng leverages a network of local consulting and recycling partners, alongside AI-powered sorting technology, to offer integrated policy advisory, advertising advisory, and project execution.

About GalaxyEdge Acquisition Corporation

GalaxyEdge is a special purpose acquisition company incorporated as a Cayman Islands exempted company and listed on the New York Stock Exchange under the symbols GLED U, GLED, and GLED RT. GalaxyEdge was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. GalaxyEdge’s strategy is to identify and partner with a business that can benefit from access to the public markets and additional growth opportunities.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This press release relates to the proposed business combination between GalaxyEdge and Rongcheng. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Purchaser and Rongcheng intend to file a Registration Statement on Form F-4 (as may be amended from time to time) with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all GalaxyEdge shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. GalaxyEdge and Rongcheng will also file other documents regarding the proposed business combination with the SEC. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GALAXYEDGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by GalaxyEdge and Rongcheng through the website maintained by the SEC at www.sec.gov. The documents filed by GalaxyEdge and Rongcheng with the SEC also may be obtained free of charge upon written request to GalaxyEdge, 1185 Avenue of the Americas, 3rd Fl., New York, NY 10036.

Participants in the Solicitations

GalaxyEdge, Rongcheng and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from GalaxyEdge’s shareholders in connection with the proposed business combination. A list of the names of the directors, executive officers, other members of management and employees of GalaxyEdge and Rongcheng, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by Purchaser and Rongcheng. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Galaxyedge and Rongcheng. These forward-looking statements are based on GalaxyEdge’s and Rongcheng’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Rongcheng’s business plans including its plans to expand, the anticipated enterprise value of the combined company following the consummation of the proposed business combination, anticipated benefits of the proposed business combination and expectations related to the terms and timing of the proposed business combination, are also forward-looking statements.

Although each of GalaxyEdge and Rongcheng believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of GalaxyEdge and Rongcheng cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond GalaxyEdge’s and Rongcheng’s control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed business combination, which is expected to be filed by Purchaser and Rongcheng with the SEC and other documents filed by GalaxyEdge or Rongcheng from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither GalaxyEdge or Rongcheng presently know or that GalaxyEdge and Rongcheng currently believe are immaterial and that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by GalaxyEdge or Rongcheng, their respective directors, officers or employees or any other person that GalaxyEdge and Rongcheng will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for GalaxyEdge or Rongcheng to predict these events or how they may affect GalaxyEdge or Rongcheng. Except as required by law, neither GalaxyEdge nor Rongcheng has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect GalaxyEdge’s and Rongcheng’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against GalaxyEdge or Rongcheng, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of GalaxyEdge or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of GalaxyEdge or Rongcheng as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; GalaxyEdge’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the COVID-19 pandemic; changes in laws and regulations that impact Rongcheng; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GalaxyEdge’s final prospectus, dated March 3, 2026 and filed with the SEC on March 6, 2026, relating to its initial public offering and in subsequent filings with the SEC, including the registration statement on Form F-4 relating to the business combination expected to be filed by the Purchaser and Rongcheng.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further queries, please contact:

Ping Zhang

Chairman and CEO

GalaxyEdge Acquisition Corporation

Email: pingzhang@galaxyedge.co

Amy Wang

Company Representative

Email: boliyujojo@163.com

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